UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 4, 2021

The Jones Financial Companies, L.L.L.P.

(Exact Name of Registrant as Specified in Its Charter)

Missouri	0-16633	43-1450818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12555 Manchester Road, Des Peres, Missouri	63131
(Address of Principal Executive Offices)	(Zip Code)

(314) 515-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2021, The Jones Financial Companies, L.L.L.P. (the “Partnership”) announced that effective November 1, 2021, Andrew T. Miedler will become the Chief Financial Officer of the Partnership and a member of the Partnership’s Audit Committee. Mr. Miedler meets the requirements adopted by the Securities and Exchange Commission (the “SEC”) for qualification as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of SEC Regulation S-K. Mr. Miedler, age 43, was appointed to the Partnership’s Enterprise Leadership Team effective September 1, 2021. He has led the Finance division of Edward Jones since 2020. In this role, he is responsible for Financial Reporting; Financial Planning and Analysis; Expense Management and Analysis; Regulatory and External Reporting; Finance Risk and Controls; Canada Finance; Tax, Capital and Asset Management; Treasury; Compensation; Finance Systems and Support; and Sourcing. Mr. Miedler also serves as treasurer of the Edward Jones Trust Company. After working as a corporate tax consultant at Arthur Andersen and PricewaterhouseCoopers, Mr. Miedler joined Edward Jones in 2002 in the Equity Research department as an analyst following the technology, media and telecom industries. He was named an Edward Jones principal in 2011, leading the Packaged Products and Capital Markets areas of Product Review before moving to the Finance division in 2014. Mr. Miedler does not have any family relationship to any executive officer of the Partnership.

Kevin D. Bastien joined the Partnership in 1996, was named a general partner in 1998, and has served as Chief Financial Officer since January 2009. Previously, he was responsible for the performance of both the Finance division and Firm Strategy. Mr. Bastien will become the Partnership’s Chief Strategy Officer effective November 1, 2021 and continue to be responsible for Firm Strategy. He will continue to serve on the Partnership’s Enterprise Leadership Team.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES FINANCIAL COMPANIES, L.L.L.P.

Date: October 4, 2021	By:	/s/ Kevin D. Bastien
Name: Kevin D. Bastien
Title: Chief Financial Officer